UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report: May 9, 2003

WILD OATS MARKETS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21577	84-1100630
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

3375 Mitchell Lane

Boulder, Colorado 80301

(Address of principal executive offices, including zip code)

(303) 440-5220

(Registrant's telephone number, including area code)

TABLE OF CONTENTS
Page
Item 5. Other Events.	1
SIGNATURES	1

Item 5. Other Events

The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on May 8, 2003.

Exhibits

Exhibit 99.1 Press Release of the Registrant Dated May 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of May 2003.

Wild Oats Markets, Inc.

By /s/ Freya R. Brier
Executive Officer